Summary Prospectus May 1, 2026, as supplemented September 1, 2026
VY® Columbia Small Cap Value and Inflection Portfolio
(formerly, VY® Columbia Small Cap Value II Portfolio)

Class/Ticker: ADV/ICSAX; I/ICISX; R6/VYRDX; S/ICSSX; S2/ICVPX
Before you invest, you may want to review the portfolio's Prospectus, which contains more information about the portfolio and its risks. For free paper or electronic copies of the Prospectus and other portfolio information (including the Statement of Additional Information and most recent financial report to shareholders), go to https://individuals.voya.com/literature; email a request to Voyaim_literature@voya.com; call 1-800-262-3862; or ask your salesperson, financial intermediary, or retirement plan administrator. The portfolio's Prospectus and Statement of Additional Information, each dated May 1, 2026, as supplemented, and the audited financial statements that are included in the portfolio’s shareholder report dated December 31, 2025 are incorporated into this Summary Prospectus by reference and may be obtained free of charge at the website, phone number, or e-mail address noted above.
Investment Objective
The Portfolio seeks long-term growth of capital.
Fees and Expenses of the Portfolio
The table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees and expenses such as fees and expenses imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”), which are not reflected in the tables and examples below. If these fees or expenses were included in the table, the Portfolio’s expenses would be higher. For more information on these charges, please refer to the documents governing your Variable Contract or Qualified Plan or consult your plan administrator.
Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class		ADV	I	R6	S	S2
Management Fees	%	0.85	0.85	0.85	0.85	0.85
Distribution and/or Shareholder Services (12b-1) Fees	%	0.50	None	None	0.25	0.40
Other Expenses	%	0.22	0.22	0.06	0.22	0.22
Total Annual Portfolio Operating Expenses	%	1.57	1.07	0.91	1.32	1.47
Waivers and Reimbursements[2]	%	(0.14)	(0.14)	None	(0.14)	(0.14)
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	%	1.43	0.93	0.91	1.18	1.33
1
Expense information has been restated to reflect current contractual rates.
2
Voya Investments, LLC (the “Investment Adviser”) is contractually obligated to limit expenses to 1.42%, 0.92%, 0.92%, 1.17%, and 1.32% for Class ADV, Class I, Class R6, Class S, and Class S2 shares, respectively, through May 1, 2027 (the “Expense Limitation Agreement”). The limitation does not extend to interest, taxes, other investment-related costs, leverage expenses, extraordinary expenses such as litigation or other expenses not incurred in the ordinary course of business, and expenses of any counsel or other persons or services retained by the Directors who are not “interested persons” as that term is defined by the Investment Company Act of 1940, as amended. Modification of the Expense Limitation Agreement requires written agreement signed by each of the parties and approval by the Portfolio’s Board of Directors (the “Board”). The Expense Limitation Agreement shall terminate with respect to the Portfolio upon termination of the Portfolio’s advisory agreement with the Investment Adviser, or it may be terminated by Voya Partners, Inc. (the “Company”), without payment of any penalty, upon written notice to the Investment Adviser at its principal place of business.
Expense Example

This Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the time periods indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$146	482	842	1,856
I	$95	326	577	1,293
R6	$93	291	506	1,124
S	$120	405	710	1,578
S2	$135	451	789	1,745
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio's performance.
During the most recent fiscal year, the Portfolio's portfolio turnover rate was 114% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies that have market capitalizations in the range of the companies within the Russell 2000® Value Index (the “Index”) (which measures the performance of the small-cap value segment of the U.S. equity universe), at the time of purchase, that the sub-adviser (the “Sub-Adviser”) believes are undervalued and have the potential for long-term growth.
The market capitalization range and composition of companies in the Index are subject to change. As such, the size of the companies in which the Portfolio invests may change. The Portfolio determines a company’s market capitalization at the time of investment. The Portfolio may continue to hold a security as part of its 80% policy even if the company’s market capitalization grows beyond the market capitalization of the largest company withing the Inde x or falls below the market capitalization of the smallest company within the Index. As of December 31, 2025, the market capitalization of companies within the Index ranged from $5.0 million to $31.3 billion.
The Portfolio typically seeks to invest in companies at the higher end of the capitalization range of the Index, which the Sub-Adviser believes are generally more liquid than companies at the lower end of the capitalization range of the Index.
The Portfolio may invest up to 20% of its total assets in foreign (non-U.S.) securities and depositary receipts. Depositary receipts are receipts issued by a bank or a trust company reflecting ownership of underlying securities issued by foreign companies. The Portfolio normally invests in common stocks and also may invest in real estate investment trusts (“REITs”). The Portfolio may at times emphasize one or more sectors in selecting its investments, including the financials and industrials sectors.
The Sub-Adviser employs fundamental analysis with risk management analysis in identifying investment opportunities and constructing the Portfolio’s portfolio. In selecting investments, the Sub-Adviser considers, among other factors: businesses that are exhibiting evidence of upward inflection believed to be fundamentally sound and undervalued due to investor indifference, investor misperception of company prospects, or other factors; various measures of valuation, including price-to-cash flow, price-to-earnings, price-to-sales, and price-to-book value (the Sub-Adviser believes that companies with lower valuations are generally more likely to provide opportunities for long-term capital appreciation); a company's current operating margins relative to its historic range and future potential; and potential indicators of stock price appreciation, such as anticipated earnings growth, company restructuring, changes in management, new product opportunities, business model changes, or anticipated improvements in macroeconomic factors.
The Sub-Adviser may sell a security when the security’s price reaches a target set by the Sub-Adviser; if the Sub-Adviser believes that there is deterioration in the issuer's financial circumstances or fundamental prospects; if other investments are more attractive; or for other reasons.
The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1∕3% of its total assets.
Principal Risks
You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds. The principal risks are presented in alphabetical order to facilitate readability, and their order does not imply that the realization of one risk is more likely to occur or have a greater adverse impact than another risk.
Summary Prospectus
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VY® Columbia Small Cap Value and Inflection Portfolio

Company: The price of a company’s stock could decline or underperform for many reasons, including, among others, poor management, financial problems, reduced demand for the company’s goods or services, regulatory fines and judgments, or business challenges. If a company is unable to meet its financial obligations, declares bankruptcy, or becomes insolvent, its stock could become worthless.
Credit: The Portfolio could lose money if the issuer or guarantor of a debt instrument in which the Portfolio invests, or the counterparty to a derivative contract the Portfolio entered into, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services, or otherwise) as unable or unwilling, to meet its financial obligations.
Currency: To the extent that the Portfolio invests directly or indirectly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Portfolio through foreign currency exchange transactions.
Focused Investing: To the extent that the Portfolio invests a substantial portion of its assets in securities of a particular industry, sector, market segment, or geographic area, the Portfolio may be more sensitive to financial, economic, business, political, regulatory, and other developments and conditions, including natural or other disasters, affecting issuers in a particular industry, sector, market segment, or geographic area in which the Portfolio focuses its investments, and if securities of such industry, sector, market segment, or geographic area fall out of favor, the Portfolio could underperform, or be more volatile than, a fund that has greater diversification.
•
Financials Sector: Investments in the financials sector may be subject to credit risk, interest rate risk, and regulatory risk, among others. Banks and other financial institutions can be affected by such factors as downturns in the U.S. and foreign economies and general economic cycles, fiscal and monetary policy (including the effects of changes in interest rates), adverse developments in the real estate market, the deterioration or failure of other financial institutions, and changes in banking or securities regulations.
•
Industrials Sector: Companies involved in the industrials sector include those whose businesses are dominated by one of the following activities: the manufacture and distribution of capital goods, including aerospace and defense, construction, engineering and building products, electrical equipment, and industrial machinery; the provision of commercial services and supplies, including printing, employment, environmental, and office services; and the provision of transportation services, including airlines, couriers, marine, road and rail, and transportation infrastructure. Companies involved in the industrials sector are affected by changes in the supply and demand for products and services, product obsolescence, claims for environmental damage or product liability, and general economic conditions, among other factors.
Foreign (Non-U.S.) Investments: Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due, in part, to: smaller markets; differing reporting, accounting, auditing and financial reporting standards and practices; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions (or the threat of new or modified sanctions) or other measures by the U.S. or other governments and supranational organizations. Some foreign (non-U.S.) securities are traded in the form of American Depositary Receipts and/or Global Depositary Receipts. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.
Interest Rate: A rise in market interest rates generally results in a fall in the value of bonds and other debt instruments; conversely, values generally rise as market interest rates fall. Interest rate risk is generally greater for debt instruments than floating-rate instruments. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is to changes in market interest rates. Duration is a measure of sensitivity of the price of a debt instrument to a change in interest rate. The U.S. Federal Reserve Board recently lowered interest rates following a period of consistent rate increases. Declining market interest rates increase the likelihood that debt instruments will be pre-paid. Rising market interest rates have unpredictable effects on the markets and may expose debt and related markets to heightened volatility. To the extent that the Portfolio invests in debt instruments, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. Increased redemptions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so and may lower returns. If dealer capacity in debt markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in debt markets. Fiscal, economic, monetary, or other governmental policies or measures have in the past, and may in the future, cause or exacerbate risks associated with interest rates, including changes in interest rates. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose debt and related markets to heightened volatility. In the case of inverse debt instruments, the interest rate paid by the debt instruments
Summary Prospectus
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is a floating rate, which will generally decrease when the market rate of interest to which the inverse debt instruments are indexed increases and will increase when the market rate of interest to which the inverse debt instruments are indexed decreases. Changes to monetary policy by the U.S. Federal Reserve Board or other regulatory actions could expose debt and related markets to heightened volatility, interest rate sensitivity, and reduced liquidity, which may impact the Portfolio’s operations and return potential.
Investment Model: The Sub-Adviser’s proprietary investment model may not adequately take into account existing or unforeseen market factors or the interaction among such factors, including changes in how such factors interact, and there is no guarantee that the use of a proprietary investment model will result in effective investment decisions for the Portfolio. Proprietary investment models used by the Sub-Adviser to evaluate securities or securities markets are based on the Sub-Adviser’s understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by factors not foreseen in the construction of the proprietary investment models.
Liquidity: If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, or at all. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, exposing the Portfolio to the risk that the prices at which it sells illiquid securities will be less than the prices at which they were valued when held by the Portfolio, which could cause the Portfolio to lose money. The prices of illiquid securities may be more volatile than more liquid securities, and the risks associated with illiquid securities may be greater in times of financial stress. Certain securities that are liquid when purchased may later become illiquid, particularly in times of overall economic distress or due to geopolitical events such as sanctions, trading halts, or wars. In addition, markets or securities may become illiquid quickly.
Market: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt instruments. Additionally, legislative, regulatory or tax policies or developments may adversely impact the investment techniques available to a manager, add to costs, and impair the ability of the Portfolio to achieve its investment objectives.
Market Disruption and Geopolitical: The Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, trade disputes, tariffs and other restrictions on trade or economic sanctions, rapid technological developments (such as artificial intelligence technologies), and other geopolitical events that have led, and may continue to lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and global economies and markets, generally. For example, the COVID-19 pandemic resulted in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. The economic impacts of COVID-19 have created a unique challenge for real estate markets. Many businesses have either partially or fully transitioned to a remote-working environment and this transition may negatively impact the occupancy rates of commercial real estate over time. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. Military action by Russia in Ukraine, the prolonged conflict between Hamas and Israel, the Iranian conflict that commenced in February 2026, and political upheaval in Venezuela have resulted, and may continue to result, in sanctions, market disruptions, declines in regional and global stock markets, unusual volatility in global commodity markets, and disruptions to energy production or transportation, including through key shipping routes, any of which could adversely affect the value of the Portfolio's investments, including beyond the Portfolio's direct exposure to issuers in the affected regions. The escalation or expansion of hostilities including the involvement of additional nations, could introduce further uncertainty and volatility in global energy, commodity, and financial markets. The extent and duration of these conflicts, related sanctions, and resulting market disruptions are impossible to predict but could be substantial. A number of U.S. domestic banks and foreign (non-U.S.) banks have experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by regulators to limit the effect of those financial difficulties and failures on other banks or other financial institutions or on the U.S. or foreign (non-U.S.) economies generally will be successful. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other U.S. or foreign (non-U.S.) financial institutions and economies. These events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Portfolio’s investments. Any of these occurrences could disrupt the operations of the Portfolio and of the Portfolio’s service providers. Recent technological developments in, and the increasingly widespread use of, artificial intelligence, including machine learning technology and generative artificial intelligence (“AI”), may pose risks to the Portfolio. For instance, the economy may be significantly impacted by the advanced development and increased regulation
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of AI. As AI is used more widely, the profitability and growth of Portfolio holdings may be impacted, which could significantly impact the overall performance of the Portfolio. The legal and regulatory frameworks within which AI operates continue to rapidly evolve, and it is not possible to predict the full extent of current or future risks related thereto.
Portfolio Turnover: A high portfolio turnover rate may increase transaction costs, which may lower the Portfolio’s performance and may increase the likelihood of capital gains distributions.
Real Estate Companies and Real Estate Investment Trusts: Investing in real estate companies and REITs may subject the Portfolio to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, market interest rates, zoning laws, regulatory limitations on rents, property taxes, overbuilding, high foreclosure rates, and operating expenses in addition to terrorist attacks, wars, or other acts that destroy real property. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for favorable tax treatment or regulatory exemptions. Investments in REITs are affected by the management skill of the REIT’s sponsor. The Portfolio will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests.
Securities Lending: Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Portfolio will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Portfolio to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolio’s other risks.
Small-Capitalization Company: Investments in small-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of a limited operating history, small size, limited markets and financial resources, narrow product lines, less management depth and more reliance on key personnel. The securities of small-capitalization companies are subject to liquidity risk as they are often traded over-the-counter and may not be traded in volumes typically seen on national securities exchanges.
Value Investing: Securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in market interest rates, corporate earnings and industrial production. The manager may be wrong in its assessment of a company’s value and the securities the Portfolio holds may not reach their full values. Risks associated with value investing include that a security that is perceived by the manager to be undervalued may actually be appropriately priced and, thus, may not appreciate and provide anticipated capital growth. The market may not favor value-oriented securities and may not favor equities at all. During those periods, the Portfolio’s relative performance may suffer. There is a risk that funds that invest in value-oriented securities may underperform other funds that invest more broadly.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance Information
The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of a broad-based securities market index and an additional index with investment characteristics similar to those of the Portfolio for the same period. In 2024, the Investment Adviser changed the Portfolio’s primary benchmark from the Russell 2000® Value Index to the Russell 3000® Index in accordance with changes to regulatory disclosure requirements. The Portfolio continues to use the Russell 2000® Value Index as an additional benchmark that the Investment Adviser believes more closely reflects the Portfolio’s principal investment strategies. The Portfolio's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Portfolio's Class ADV shares. Performance for other share classes would differ to the extent they have differences in their fees and expenses. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in expenses between the two classes. If adjusted for such differences, returns would be different.
Summary Prospectus
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Performance shown in the bar chart and in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio's past performance is no guarantee of future results.
Calendar Year Total Returns Class ADV
(as of December 31 of each year)

Best quarter:	4th Quarter 2020	33.99%
Worst quarter:	1st Quarter 2020	-35.99%
Average Annual Total Returns %
(for the periods ended December 31, 2025)

		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class ADV	%	7.80	9.34	8.65	N/A	12/29/2006
Russell 3000® Index[1]	%	17.15	13.15	14.29	N/A
Russell 2000® Value Index[1]	%	12.59	8.88	9.27	N/A
Class I	%	8.36	9.89	9.20	N/A	4/28/2006
Russell 3000® Index[1]	%	17.15	13.15	14.29	N/A
Russell 2000® Value Index[1]	%	12.59	8.88	9.27	N/A
Class R6%		8.38	9.95	9.23	N/A	5/3/2016
Russell 3000® Index[1]	%	17.15	13.15	14.29	N/A
Russell 2000® Value Index[1]	%	12.59	8.88	9.27	N/A
Class S	%	8.04	9.60	8.92	N/A	5/1/2006
Russell 3000® Index[1]	%	17.15	13.15	14.29	N/A
Russell 2000® Value Index[1]	%	12.59	8.88	9.27	N/A
Class S2%		7.92	9.44	8.77	N/A	2/27/2009
Russell 3000® Index[1]	%	17.15	13.15	14.29	N/A
Russell 2000® Value Index[1]	%	12.59	8.88	9.27	N/A
1
The index returns do not reflect deductions for fees, expenses, or taxes.
Portfolio Management

Investment Adviser
Voya Investments, LLC

Sub-Adviser
Columbia Management Investment Advisers, LLC

Portfolio Managers
Jeremy Javidi, CFA Portfolio Manager (since 11/2023)
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents
Summary Prospectus
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for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.
Tax Information
Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for U.S. federal income tax purposes. See the Variable Contract prospectus or the governing documents of your Qualified Plan for information regarding the U.S. federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.
Payments to Broker-Dealers and Other Financial Intermediaries
If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its Investment Adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan and (2) make payments to the insurance company, broker-dealer, or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan or (2) influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary's website for more information.
Summary Prospectus
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FTSE Russell Index Data Source: London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2025. FTSE Russell is a trading name of certain of the LSE Group companies. “FTSE®”, “Russell®”, “FTSE Russell®”, “Russell 2000®”, and “Russell 3000 TM” are trade marks of the relevant LSE Group companies and are used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication.

Summary Prospectus
SPRO-464785 (0926-090126)